UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): July 24, 2009

001-33635

(Commission file number)

CARDIUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-0075787
(State of incorporation)	(IRS Employer Identification No.)

12255 El Camino Real, Suite 250 San Diego, California 92130	(858) 436-1000
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 29, 2009, Cardium Therapeutics, Inc., a Delaware corporation (“Cardium”), filed a Form 8-K to report it completed the asset sale of Cardium’s InnerCool Therapies business to Royal Philips Electronics (“Philips”). In response to part (b)(1) of Item 901 of such Form 8-K, Cardium stated that it would file the required financial information by amendment, as permitted by Item 9.01(b)(1) of Form 8-K. Cardium hereby amends its Form 8-K filed on July 29, 2009 to provide the required financial information.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)(1) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated balance sheets as of June 30, 2009 give effect to the sale of Cardium’s Innercool subsidiary as if the sales had been consummated on June 30, 2009. The following unaudited pro forma condensed consolidated statements of operations for the fiscal year ended December 31, 2008 and the six months ended June 30, 2009 give effect to the sale of Cardium’s Innercool subsidiary as if the sale had been consummated at the beginning of those periods. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results that actually would have occurred if the sales had taken place during such period or that may be attained in the future.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Cardium’s consolidated financial statements and notes thereto. We have prepared the unaudited pro forma condensed consolidated financial information based upon estimates and assumptions we have deemed appropriate based upon currently available information, and such estimates and assumptions are discussed in the accompanying notes. We believe that our estimates and assumptions are reasonable, and the significant effects of this sale have been properly reflected in our unaudited pro forma condensed consolidated financial statements. However, actual results will differ from the estimates and assumptions used. The unaudited condensed consolidated financial information is presented for illustrative purposes and is not designed to represent, and does not represent, what the financial position or operating results would have been had the sale of substantially all of the assets of Cardium’s InnerCool business been completed as of the dates assumed, nor is it intended to project Cardium’s future financial position or results of operations.

CARDIUM THERAPEUTICS, INC.

(A Development Stage Company)

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

June 30, 2009

	As Reported	Proforma Adjustments	Use of Proceeds	Notes	Pro Forma Total
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$773,084	$—	$2,571,594	1	$3,344,678
Accounts receivable	42,240	—	—		42,240
Current assets held for sale	6,390,795	(6,390,795)	—	2	—
Deferred financing costs, net	179,352	—	—		179,352
Prepaid expenses and other current assets	77,051	—	—		77,051

Total current assets	7,462,522	(6,390,795)	2,571,594		3,643,321

Restricted cash	400,000	—	1,125,000	1	1,525,000
Property equipment, net	583,489	—	—		583,489
Long term assets held for sale	40,103	(40,103)	—	2	—
Deposits	179,938	—	—		179,938

TOTAL ASSETS	$8,666,052	$(6,430,898)	$3,696,594		$5,931,748

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

CURRENT LIABILITIES
Accounts payable	$3,867,139	$—	$—		$3,867,139
Current liabilities of business held for sale	2,231,230	(2,143,632)	(87,598)	1 & 2	—
Accrued liabilities	2,182,238	—	(423,058)	1	1,759,180
Short term debt	9,357,392	—	(6,741,000)	1	2,616,392

Subtotal	17,637,999	(2,143,632)	(7,251,656)		8,242,711

Derivative liabilities - fair value of warrants	20,382,056	—	—		20,382,056

Total current liabilities	38,020,055	(2,143,632)	(7,251,656)		28,624,767

Deferred rent	195,231	—	—		195,231

TOTAL LIABILITIES	38,215,286	(2,143,632)	(7,251,656)		28,819,998

STOCKHOLDERS’ DEFICIENCY
Common stock, $0.0001 par value; 100,000,000 shares authorized; 46,930,439 shares issued and outstanding	4,699	—	—		4,699
Additional paid-in capital	60,870,800	—	—		60,870,800
Deficit accumulated during development stage	(90,424,733)	(4,287,266)	10,948,250	1 & 2	(83,763,749)

TOTAL STOCKHOLDERS’ DEFICIENCY	(29,549,234)	(4,287,266)	10,948,250		(22,888,250)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIENCY	$8,666,052	$(6,430,898)	$3,696,594		$5,931,748

see notes to the pro forma condensed combined financial statements

CARDIUM THERAPEUTICS, INC.

(A Development Stage Company)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

	As Reported	Pro Forma Adjustments	Pro Forma Total
		(3)
REVENUES	$2,417,385	$(2,000,473)	$416,912

COST OF GOODS SOLD	1,431,574	(1,431,574)	—

GROSS MARGIN	985,811	(568,899)	416,912

OPERATING EXPENSES	—	—	—
Research and development	12,315,652	(1,273,722)	11,041,930
General and administrative	11,600,115	(5,070,771)	6,529,344
Amortization of Intangibles	789,656	(789,656)	—

Total operating expenses	24,705,423	(7,134,149)	17,571,274

Interest income	102,201	—	102,201
Interest (expense)	(980,647)	430820	(549,827)

	$(24,598,058)	$6,996,070	$(17,601,988)

EARNINGS PER SHARE
Net loss per share - basic and diluted	$(0.55)	—	$(0.39)

Weighted average shares outstanding - Basic and diluted	44,978,169	—	44,978,169

see notes to the pro forma condensed combined financial statement

CARDIUM THERAPEUTICS, INC.

(A Development Stage Company)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2009

	As Reported	Pro Forma Adjustments	Pro Forma Total
		(3)
GRANT REVENUES	$25,632	$—	$25,632

OPERATING EXPENSES
Research and development	2,351,307	—	2,351,307
General and administrative	2,510,141	—	2,510,141

Total operating expenses	4,861,448	—	4,861,448

Change in fair market value of derivatives	(14,474,181)	—	(14,474,181)
Interest income	6,773	—	6,773
Interest (expense)	(4,550,115)	—	(4,550,115)

Net loss from continuing operations	(23,853,339)	—	(23,853,339)
Net loss from discontinued operations	(2,026,212)	2,026,212	—

Net loss	$(25,879,551)	$2,026,212	$(23,853,339)

Basic and diluted per common shares
Net loss from continuing operations	$(0.51)	—	$(0.51)

Net loss from discontinued operations	$(0.04)	—	$0.00

Net loss	$(0.55)	—	$(0.51)

Weighted average shares outstanding - Basic and diluted	46,930,788	—	46,930,788

See notes to the pro forma condensed consolidated financial statements.

Cardium Therapeutics, Inc.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE FISCAL QUARTER ENDING June 30, 2009

(unaudited)

A.	The pro forma condensed consolidated balance sheets are computed assuming the transactions were consummated on June 30, 2009, and include adjustments that give effect to events that are directly attributed to the Innercool transaction and are factually supportable regardless of whether they have a continuing impact or are nonrecurring.

B.	Cash reflects the net proceeds is summarized as follows:

Sale Proceeds	$11,250,000
Innercool Liabilities Not Assumed	$(87,598)
Commission	$(141,750)
Legal and Insurance Fees	$(160,000)
Short term debt repayments	$(6,741,000)
Interest payments	$(423,058)

Subtotal	$3,696,594
Escrowed Amount	$(1,125,000)

Net Proceeds	$2,571,594

Does not include assumed liabilities of approximately $1.5 million.

Balance Sheet pro forma note:

Note 1	To reflect receipt of cash and payments made with proceeds

Increase	Cash	2,571,594
Increase	Restricted cash	1,125,000

Decrease	Accrued Liabilities for liabilities paid and not assumed by Philips	(87,598)

Decrease	Accrued interest expense paid to note holders	(423,058)

Decrease	Short-term debt for payment to note holders	(6,741,000)
Increase	Stockholders equity from proceeds	10,948,250

Note 2	Eliminates the effect of Innercool Therapies, Inc. on the consolidated balance sheet as if the sale had taken place at June 30, 2009

Income Statement pro forma note:

Note 3	Eliminates the effect of Innercool Therapies, Inc. on the consolidated statement of income as if the sale had taken place at the beginning of the period presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIUM THERAPEUTICS, INC.

Date: August 25, 2009	By:	/s/ Dennis M. Mulroy
Dennis M. Mulroy
Chief Financial Officer